Summary Prospectus	December 20, 2024
Invesco Floating Rate ESG Fund
Class: A (AFRAX), C (AFRCX), R (AFRRX), Y (AFRYX), R5 (AFRIX), R6 (AFRFX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at www.invesco.com/prospectus. You can also get this information at no cost by calling (800) 959-4246 or by sending an e-mail request to ProspectusRequest@invesco.com. The Fund’s prospectus and statement of additional information, both dated December 20, 2024 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.
Investment Objective(s)
The Fund’s investment objective is total return, comprised of current income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
The table and Examples below do not reflect any transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class Y or Class R6 shares. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Invesco Funds. More information about these and other discounts is available from your financial professional and in the section “Shareholder Account Information – Initial Sales Charges (Class A Shares Only)” on page A-3 of the prospectus and the section “Purchase, Redemption and Pricing of Shares-Purchase and Redemption of Shares” on page L-1 of the statement of additional information (SAI).

Shareholder Fees (fees paid directly from your investment)
Class:	A	C	R	Y	R5	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Class:	A	C	R	Y	R5	R6
Management Fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%

Distribution and/or Service (12b-1) Fees	0.25	0.75	0.50	None	None	None

Other Expenses[2]	0.17	0.17	0.17	0.17	0.17	0.10

Interest Expense	0.05	0.05	0.05	0.05	0.05	0.05

Total Other Expenses	0.22	0.22	0.22	0.22	0.22	0.15

Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01	0.01

Total Annual Fund Operating Expenses	1.09	1.59	1.34	0.84	0.84	0.77

1	A contingent deferred sales charge may apply in some cases. See “Shareholder Account Information-Contingent Deferred Sales Charges (CDSCs).”
2	“Other Expenses” have been restated to reflect current fees.
Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example does not include commissions and/or other forms of compensation that investors may pay on transactions in Class Y and Class R6 shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$358	$588	$836	$1,545

Class C	$262	$502	$866	$1,756

Class R	$136	$425	$734	$1,613

Class Y	$86	$268	$466	$1,037

Class R5	$86	$268	$466	$1,037

Class R6	$79	$246	$428	$954

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$358	$588	$836	$1,545

Class C	$162	$502	$866	$1,756

Class R	$136	$425	$734	$1,613

Class Y	$86	$268	$466	$1,037

Class R5	$86	$268	$466	$1,037

Class R6	$79	$246	$428	$954

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.
1        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1

Principal Investment Strategies of the Fund
The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in senior secured floating rate loans made by banks and other lending institutions, senior secured floating rate debt instruments, and derivatives and other instruments that have economic characteristics similar to such securities. The Fund’s portfolio managers select the Fund’s portfolio investments by actively employing environmental, social and governance (ESG) criteria in the investment selection process described below, except as otherwise indicated.
Floating rate loans (also known as bank loans) are made to or issued by companies (borrowers), which may include U.S. and non-U.S. companies, and bear interest at a floating rate that resets periodically based on a benchmark that reflects current interest rates. Secured floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as agent for the lenders in the lending group.
Floating rate loans will generally be purchased from banks or other financial institutions through assignments or participations. A direct interest in a floating rate loan may be acquired directly from the agent or another lender by assignment or an indirect interest may be acquired as a participation in another lender’s portion of a floating rate loan.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities that are determined to be below investment grade. Such floating rate debt securities are commonly referred to as “junk bonds”. Investment grade securities are: (i) securities rated BBB- or higher by S&P Global Ratings (S&P) or Baa3 or higher by Moody’s Investors Service, Inc. (Moody’s) or an equivalent rating by another nationally recognized statistical rating organization (NRSRO), (ii) securities with comparable short-term NRSRO ratings, or (iii) unrated securities determined by Invesco Advisers, Inc. (Invesco or the Adviser) to be of comparable quality, each at the time of purchase. The Fund may invest in defaulted or distressed loans and loans to bankrupt companies.
The Fund may invest up to 100% of its net assets in floating rate loans and floating rate debt securities of non-U.S. borrowers or issuers.
The Fund may invest in collateralized loan obligations (CLOs), which are debt instruments backed solely by a pool of other debt securities. CLOs where the CLO securities held by the Fund are in the senior classes with a floating rate of return will be counted toward the Fund’s 80% investment policy described above and are subject to application of the portfolio managers’ ESG criteria with respect to CLOs, as described below.
The Fund can invest up to 20% of its total assets in certain other types of debt obligations or securities and equity securities (including common stocks, preferred stocks, rights, warrants, and securities convertible into common stock), both to seek to increase yield and to manage cash flow. Other types of debt obligations and securities in which the Fund may invest may include unsecured loans, fixed rate high yield bonds, investment grade corporate bonds, and short-term government and commercial debt obligations. The Fund may also invest in CLO securities that are in the subordinated debt tranches of a CLO. Up to 5% of the Fund’s net assets may be invested in subordinated loans. Some of the floating rate loans and debt securities in which the Fund may invest will be considered to be illiquid.
The Fund may invest without limitation in obligations for which there is no readily available trading market or which are otherwise illiquid, including securities restricted as to resale such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended, and other types of exempt securities.
The Fund can invest in derivative instruments including forward foreign currency contracts, futures contracts and swap contracts. The Fund can engage in foreign currency transactions either on a spot basis (i.e. for prompt delivery and settlement at the rate prevailing in the currency exchange market at the time) or through forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can use currency futures to seek to hedge its exposure to foreign currencies. The Fund can use swap contracts, including interest rate swaps, to seek to hedge or adjust its exposure to interest rates, and can use currency swaps to hedge its exposure to foreign currencies. The Fund can also use swap contracts, including credit default swaps, and can invest in credit linked notes, to gain or reduce exposure to an asset class or a particular issuer.
The portfolio managers’ ESG criteria will apply to derivatives and other instruments that have economic characteristics similar to senior secured floating rate loans made by banks and other lending institutions and senior secured floating rate debt instruments as reflected in the Fund’s 80% investment policy. However, the Adviser’s ESG criteria will not apply to the Fund’s investments in derivatives for currency hedging purposes.
The Fund invests in loans and debt securities selected by the Fund’s portfolio managers based on a fundamental bottom-up risk assessment of each issuer and issue, combined with a top-down macro and sector overlay. The portfolio managers construct the Fund’s portfolio using a process that focuses on obtaining access to the widest possible range of potential investments available in the market and ongoing credit analysis of issuers. The portfolio managers perform their own independent credit analysis on each borrower and the collateral securing each loan, considering the nature of the industry in which the borrower operates, the nature of the borrower’s assets and the general quality and creditworthiness of the borrower.
For each investment opportunity, the portfolio managers undertake a comprehensive due diligence review of the issuer, including in-depth meetings with the issuer’s management team, the financial sponsor (if applicable), and the industry in which the issuer competes, as well as engage in discussions with third party industry experts to assess credit risk and gain a detailed understanding of the company and the industry. The portfolio managers’ due diligence looks at detailed cash flow models, credit and relative value comparable company analyses, and structural terms of the loan. The portfolio managers also analyze each company to determine its earnings potential and other factors indicating the sustainability of debt repayment. The analysis concludes with an investment thesis and recommendation that includes an internal risk rating derived from the portfolio managers’ view of the issuer’s probability of default and estimated recovery ratings.
Additionally, as part of the credit selection and portfolio construction process, the Fund employs a proprietary framework for evaluating each issuer based on ESG criteria the portfolio managers have determined to be important in the investment selection process. The Fund’s ESG methodology actively utilizes both proprietary ESG scoring and ESG exclusionary screening to construct the Fund’s portfolio. The portfolio managers apply their ESG criteria in an effort to assess an issuer’s impact of business operations on the environment, the social impact its business has on internal and external communities, and the quality of its corporate governance principles.
Under normal market conditions, the portfolio managers will employ the following ESG methodology to assess investment opportunities for the Fund’s portfolio (except with respect to CLOs, which employ a different ESG methodology described below): The portfolio managers first employ a proprietary ESG screen to exclude issuers from the investment universe of securities in which the Fund may invest that do not meet its investment criteria. Such excluded issuers are those with substantial involvement in the production of tobacco products, controversial weapons, engagement in cultivation, production or distribution of recreational cannabis, extraction of thermal coal, and extraction of fossil fuels from unconventional sources. Issuers involved in the generation of electricity above 30% from coal-fired plants are also excluded. Issuers will also be excluded based on their non-compliance with UN Global Compact principles. The principles of the UN Global Compact represent a set of values that the UN believes responsible businesses should incorporate into their operations in order to meet fundamental responsibilities in the areas of human rights, labor,
2        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1

environment and anti-corruption. To the extent an issuer’s status changes to meet the qualification for exclusion, the Fund shall take steps to divest its holdings of the issuer within a reasonable period of time. Because the Fund's divestment of such investments may not be immediate, the Fund could be invested in investments that do meet the qualification for exclusion. This screening criteria may be updated periodically.
Next, based on research and due diligence reviews conducted with the management teams of the eligible issuers, each investment opportunity is scored by the portfolio management team on a scale of 1-5 for risks related to multiple ESG factors under each individual pillar of the ESG framework (1 indicates “no risk” and 5 indicates “high risk”). The environmental pillar (“E”) factors include natural resources, pollution and waste, supply chain impact, and environmental opportunities. The social pillar (“S”) factors include workforce, community, product responsibility, and human rights. The governance pillar (“G”) factors include management, shareholders, board of directors, auditors, regulatory issuers, corporate social responsibility strategy, anti-corruption, and business ethics. The foregoing factors in each ESG pillar may be updated periodically.
Each investment opportunity is assigned a weighted average score for each ESG pillar. An overall aggregated, or composite, ESG score is also calculated, with pillars weighted differently depending on the industry. The scores are determined at the time of purchase and reviewed at least annually. The Fund will not invest in loans or securities from issuers that have a composite ESG rating or single category E, S, or G pillar rating above levels set within the internal ESG rating methodology, and will seek to divest within a reasonable period of time from investments for which the aggregate ESG rating or single category E, S, or G ratings rise above these limits, as determined by the portfolio managers’ internal rating methodology. Because the Fund's divestment of such investments may not be immediate, the Fund could be invested in investments that do meet the qualification for exclusion. Under normal circumstances, pursuant to its current internal limits, the Fund will only invest in loans from issuers with a single category E, S or G pillar score of 4.25 and under and will also only invest in loans from issuers with a composite ESG score of 4.0 and under.
With regard to the application of the Fund’s ESG methodology to CLOs, the portfolio managers will utilize a proprietary approach in selecting CLOs for investment. The portfolio managers will assess via their due diligence process how a CLO manager incorporates ESG considerations into its asset selection process. The portfolio managers examine and assess the following ESG considerations with respect to the CLO manager: the existence of an ESG practice that definitively includes/excludes borrowers as eligible investments; the number of the CLO’s investments that must be ESG-rated prior to becoming an eligible investment; the extent to which the ESG ratings process results in a quantitative evaluation; the existence of an exclusionary/screening policy that prohibits investments in certain companies based on ESG considerations; the extent to which formal control procedures are in place to ensure consistency and compliance with ESG policies; the frequency with which ESG ratings are evaluated; and the extent to which the CLO manager is a signatory to UN-backed principles of responsible investment. Based on those considerations, the portfolio managers assign quantitative factor ratings to each CLO manager in order to assess how that manager evaluates the different E, S and G risks within their portfolio and determine a cumulative CLO manager ESG score. Only CLO managers whose ESG practices meet the Fund’s internal ESG standards based on the above considerations and quantitative factor ratings will become an eligible CLO manager. The CLO manager screen will be reviewed and updated at least annually.
Decisions to purchase or sell loans and other investments are determined by the relative value considerations of the portfolio managers that factor in economic and credit-related fundamentals, market supply and demand, market dislocations, situation-specific opportunities and application of the Fund’s ESG criteria. The purchase or sale of loans and other investments may be related to a decision to alter the Fund’s macro risk exposure, a desire to limit or reduce the Fund’s exposure to a particular security or issuer, the degradation of an issuer’s credit quality, an ESG screen or score, or the general liquidity needs of the Fund.
Principal Risks of Investing in the Fund
As with any mutual fund investment, loss of money is a risk of investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The risks associated with an investment in the Fund can increase during times of significant market volatility. The principal risks of investing in the Fund are:
Market Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, military conflict, acts of terrorism, economic crisis or adverse investor sentiment generally. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
Bank Loan Risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, valuation risk and prepayment risk. These risks are typically associated with debt securities but may be heightened in part because of the limited public information regarding bank loans. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.
Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates. Newly originated loans (including reissuances and restructured loans) may possess lower levels of credit document protections than has historically been the case. Accordingly, in the event of default the Fund may experience lower levels of recoveries than has historically been the norm.
Debt Securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The credit analysis applied to the Fund’s debt securities may fail to anticipate such
3        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1

changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
High Yield Debt Securities (Junk Bond/Below-Investment Grade) Risk. Investments in high yield debt securities (junk bonds) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
Collateralized Loan Obligations Risk. CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorb losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.
ESG Risk. Because the Fund evaluates ESG factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The securities of issuers that score favorably under the Fund’s ESG scoring methodology may underperform similar issuers that do not score as well or may underperform the market as a whole. As a result, the Fund may underperform funds that do not screen or score issuers based on ESG factors or funds that use a different ESG methodology. Information used by the Fund to evaluate such factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its methodology, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer, based on the issuer’s level of involvement in a particular industry or the issuer’s ESG score, may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used to evaluate them.
Changing Fixed Income Market Conditions Risk. Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility, perhaps suddenly and to a significant degree, and to reduced liquidity for certain fixed income investments, particularly those with longer maturities. Such changes and resulting increased volatility may adversely impact the Fund, including its operations, universe of potential investment options, and return potential. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies and other governmental actions and political events within the U.S. and abroad may also, among other things, affect investor and consumer expectations and confidence in the financial markets, which could result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.
Defaulted Securities Risk. Defaulted securities pose a greater risk that principal will not be repaid than non-defaulted securities. Defaulted securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
This risk also applies to investments in loans to bankrupt companies.
Subordinated Debt Risk. Perpetual subordinated debt is a type of hybrid instrument that has no maturity date for the return of principal and does not need to be redeemed by the issuer. These investments typically have lower credit ratings and lower priority than other obligations of an issuer during bankruptcy, presenting a greater risk for nonpayment. This risk increases as the priority of the obligation becomes lower. Payments on these securities may be subordinated to all existing and future liabilities and obligations of subsidiaries and associated companies of an issuer. Additionally, some perpetual subordinated debt does not restrict the ability of an issuer’s subsidiaries to incur further unsecured indebtedness.
Financial Services Sector Risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies, including financial institutions, are subject to extensive government regulation and are disproportionately affected by unstable interest rates, volatility in the financial markets, changes in domestic and foreign monetary policy, and changes in industry regulations, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
Foreign Securities Risk. The Fund's foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Foreign companies generally may be subject to less stringent regulations than U.S. companies, including financial reporting requirements and auditing and accounting controls, and may therefore be more susceptible to fraud or corruption. There may be less public information available about foreign companies than U.S. companies, making it difficult to evaluate those foreign companies. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
Investing in Stocks Risk. The value of the Fund’s portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall or rise sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.
The prices of individual stocks generally do not all move in the same direction at the same time. However, individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. A variety of factors can negatively affect the price of a particular company’s stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry. To the extent that securities of a particular type are emphasized (for example foreign stocks, stocks of small- or mid-cap companies, growth or value stocks, or stocks of companies in a particular industry), Fund share values may fluctuate more in response to events affecting the market for those types of securities.
Preferred Securities Risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
4        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1

Rights and Warrants Risk. Warrants may be significantly less valuable or worthless on their expiration date and may also be postponed or terminated early, resulting in a partial or total loss. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to sharp declines in value than the underlying security might be. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price.
Convertible Securities Risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks that apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade and therefore considered to have more speculative characteristics and greater susceptibility to default or decline in market value than investment grade securities.
Warrants, Equity Securities and Junior Debt Securities of the Borrower Risk. Warrants, equity securities and junior debt securities have a subordinate claim on a borrower’s assets as compared with senior loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of senior loans and thus may increase the volatility of the Fund’s net asset value. Additionally, warrants may be significantly less valuable on their relevant expiration date resulting in a loss of money or they may expire worthless resulting in a total loss of the investment. Warrants may also be postponed or terminated early resulting in a partial or total loss of the investment. Warrants may also be illiquid.
Derivatives Risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
Credit Linked Notes Risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
Liquidity Risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
Borrowing Risk. Borrowing money to buy securities exposes the Fund to leverage and will cause the Fund’s share price to be more volatile because leverage will exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Borrowing money may also require the Fund to liquidate positions when it may not be advantageous to do so. In addition, the Fund will incur interest expenses and other fees on borrowed money. There can be no assurance that the Fund’s borrowing strategy will enhance and not reduce the Fund’s returns.
Restricted Securities Risk. Limitations on the resale of restricted securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.
Rule 144A Securities and Other Exempt Securities Risk. The market for Rule 144A and other securities exempt from certain registration requirements may be less active than the market for publicly-traded securities. Rule 144A and other exempt securities, while initially privately placed, carry the risk that their liquidity may become impaired and the Fund may be unable to dispose of the securities at a desirable time or price.
Management Risk. The Fund is actively managed and depends heavily on the Adviser’s or Sub-Adviser's judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There can be no guarantee that the Adviser’s or Sub-Adviser's investment techniques or investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
Performance Information
The bar chart and performance table provide an indication of the risks of investing in the Fund. For periods prior to August 21, 2020, performance shown is that of the Fund using its previous investment strategy, which did not apply ESG criteria. Therefore, the performance shown for periods prior to August 21, 2020 may have differed had the Fund’s current investment strategy been in effect. The bar chart shows changes in the performance of the Fund from year to year as of December 31. The performance table compares the Fund's performance to that of a style-specific benchmark and a broad-based securities market benchmark (in that order). The Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.
Fund performance reflects any applicable fee waivers and expense reimbursements. Performance returns would be lower without applicable fee waivers and expense reimbursements.
All Fund performance shown assumes the reinvestment of dividends and capital gains and the effect of the Fund’s expenses.
5        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1

Updated performance information is available on the Fund's website at www.invesco.com/us.

Annual Total Returns
The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

Class A	Period Ended	Returns
Year-to-date	September 30, 2024	5.62%
Best Quarter	June 30, 2020	7.04%
Worst Quarter	March 31, 2020	-12.03%

Average Annual Total Returns (for the periods ended December 31, 2023)
	Inception Date	1 Year	5 Years	10 Years
Class A
Return Before Taxes	5/1/1997	8.89%	4.18%	3.33%
Return After Taxes on Distributions		5.20	1.77	1.17
Return After Taxes on Distributions and Sale of Fund Shares		5.18	2.14	1.55

Class C	3/31/2000	10.13	4.22	3.16

Class R	4/13/2006	11.39	4.46	3.32

Class Y	10/3/2008	11.95	4.98	3.84

Class R5	4/13/2006	11.97	5.00	3.85

Class R6	9/24/2012	12.05	5.04	3.91

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)		13.04	5.56	4.44

Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)		5.53	1.10	1.81

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans, 529 college savings plans or individual retirement accounts. After-tax returns are shown for Class A shares only and after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)
Investment Sub-Adviser: Invesco Senior Secured Management, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Thomas Ewald	Portfolio Manager (lead)	2006

Scott Baskind	Portfolio Manager	2013

Philip Yarrow, CFA	Portfolio Manager	2013

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the Fund on any business day through your financial adviser or by telephone at 800-959-4246. Shares of the Fund, other than Class R5 and Class R6 shares, may also be purchased, redeemed or exchanged on any business day through our website at www.invesco.com/us or by mail to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.
The minimum investments for Class A, C, R and Y shares for fund accounts are as follows:

Type of Account	Initial Investment Per Fund	Additional Investments Per Fund
Asset or fee-based accounts managed by your financial adviser	None	None

Employer Sponsored Retirement and Benefit Plans and Employer Sponsored IRAs	None	None

IRAs and Coverdell ESAs if the new investor is purchasing shares through a systematic purchase plan	$25	$25

All other types of accounts if the investor is purchasing shares through a systematic purchase plan	50	50

IRAs and Coverdell ESAs	250	25

All other accounts	1,000	50

Class R5 shares of the Fund are offered only to grandfathered investors. With respect to Class R5 and Class R6 shares, there is no minimum initial investment for Employer Sponsored Retirement and Benefit Plans investing through a retirement platform that administers at least $2.5 billion in retirement plan assets. All other Employer Sponsored Retirement and Benefit Plans must meet a minimum initial investment of at least $1 million in each Fund in which it invests.
For all other institutional investors purchasing Class R5 or Class R6 shares, the minimum initial investment in each share class is $1 million, unless such investment is made by (i) an investment company, as defined under the Investment Company Act of 1940, as amended (1940 Act), that is part of a family of investment companies which own in the aggregate at least $100 million in securities, or (ii) an account established with a 529 college savings plan managed by Invesco, in which case there is no minimum initial investment.
There are no minimum investment amounts for Class R6 shares held through retail omnibus accounts maintained by an intermediary, such as a broker, that (i) generally charges an asset-based fee or commission in addition to those described in this prospectus, and (ii) maintains Class R6 shares and makes them available to retail investors.
Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan, 529 college savings plan or individual retirement account. Any distributions from a 401(k) plan or individual retirement account may be taxed when withdrawn from such plan or account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Fund’s distributor or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson or financial adviser to recommend the Fund over another investment. Ask your salesperson or financial adviser or visit your financial intermediary’s website for more information.
6        Invesco Floating Rate ESG Fund
invesco.com/usFLR-SUMPRO-1